Premiums and Accounts Receivable	12 Months Ended
Dec. 31, 2012
Premiums and Accounts Receivable
Premiums and Accounts Receivable

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2012	2011
Insurance premiums receivable	$56,909	$53,741
Other receivables	15,510	17,467
Allowance for uncollectible amounts	(4,546)	(4,698)
Total	$67,873	$66,510